Exhibit 99.1

AmeriCredit Corp.

Composition of the Receivables

APART 2007-1 Initial Cut

5/24/07*

	New	Used	Total
Aggregate Principal Balance (1)	$413,961,121.92	$536,044,529.95	$950,005,651.87

Number of Receivables in Pool	17,365	29,965	47,330

Percent of Pool by Principal Balance	43.57%	56.43%	100.00%

Average Principal Balance	$23,838.82	$17,889.02	$20,071.96
Range of Principal Balances	$(253.39) to $(128,801.69)	$(286.85) to $(142,107.71)

Weighted Average APR (1)	10.18%	10.62%	10.43%
Range of APRs	(4.00)% to (22.25)%	(4.00)% to (22.95)%

Weighted Average Remaining Term	69	67	68
Range of Remaining Terms	(3 to 96 months)	(3 to 96 months)

Weighted Average Original Term (2)	81	75	78
Range of Original Terms	(24 to 97 months)	(13 to 97 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.
(2)	The original term may reflect a period longer than 96 months depending on the due date of the first contractual payment.

Distribution of the Receivables by Score as of the Cutoff Date

FICO Distribution		Term Distribution
	Percent of Aggregate		Percent of Aggregate
Credit Bureau Score (2)	Principal Balance (3)	Original Term (5)	Principal Balance (3)
<600	0.03%	<=60	13.33%
600-639	15.93%	61-72	39.62%
640-679	20.06%	73-84	26.44%
680-719	20.67%	>=85	20.61%

720-759	20.52%
760-799	14.68%
800+	8.11%

Weighted Average Score		Weighted Average Term
708		78
LTV Range		90% lies between 83% and 163%
Weighted Average LTV		119.84%

(1)	Proprietary credit score, scaled from 135 to 320, developed and utilized by AmeriCredit to support the credit approval and pricing process.
(2)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.
(3)	Percentages may not add to 100% because of rounding.
(4)	LTV is calculated as the total amount financed, including taxes and ancillary products, over the NADA value of the vehicle at the time of the contract.
(5)	Maximum Original Term not more than 96 monthly payments.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by APR as of the Cutoff Date

APART 2007-1 Initial Cut

5/25/07*

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
4.000%-4.999%	89,968.81	0.01%	8	0.02%
5.000%-5.999%	3,457,460.41	0.36%	212	0.45%
6.000%-6.999%	30,195,055.84	3.18%	1,609	3.40%
7.000%-7.999%	89,276,880.62	9.40%	4,310	9.11%
8.000%-8.999%	183,710,334.67	19.34%	8,270	17.47%
9.000%-9.999%	203,044,986.65	21.37%	9,275	19.60%
10.000%-10.999%	138,000,314.99	14.53%	6,751	14.26%
11.000%-11.999%	99,204,117.39	10.44%	5,138	10.86%
12.000%-12.999%	64,848,953.71	6.83%	3,622	7.65%
13.000%-13.999%	53,035,727.21	5.58%	2,940	6.21%
14.000%-14.999%	34,497,620.74	3.63%	2,007	4.24%
15.000%-15.999%	25,098,234.10	2.64%	1,475	3.12%
16.000%-16.999%	15,143,955.79	1.59%	951	2.01%
17.000%-17.999%	5,907,736.98	0.62%	412	0.87%
18.000%-18.999%	3,399,959.58	0.36%	259	0.55%
19.000%-19.999%	811,470.81	0.09%	62	0.13%
20.000%-20.999%	164,742.67	0.02%	16	0.03%
21.000%-21.999%	67,799.99	0.01%	10	0.02%
22.000%-22.999%	50,330.91	0.01%	3	0.01%

TOTAL	950,005,651.87	100.00%	47,330	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

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AmeriCredit Corp.

Distribution of the Receivables by Geographic Location of Obligor

APART 2007-1 Initial Cut

5/25/07*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	8,773,392.09	0.92%	453	0.96%
Arizona	28,255,656.47	2.97%	1,280	2.70%
Arkansas	2,276,142.52	0.24%	126	0.27%
California	144,835,233.28	15.25%	6,175	13.05%
Colorado	20,521,540.85	2.16%	952	2.01%
Connecticut	3,889,453.68	0.41%	234	0.49%
Delaware	1,811,867.52	0.19%	93	0.20%
Florida	117,282,644.85	12.35%	5,968	12.61%
Georgia	34,252,061.79	3.61%	1,667	3.52%
Idaho	2,717,968.63	0.29%	142	0.30%
Illinois	36,464,445.35	3.84%	2,070	4.37%
Indiana	28,745,925.71	3.03%	1,493	3.15%
Iowa	1,776,430.48	0.19%	111	0.23%
Kansas	3,165,589.58	0.33%	165	0.35%
Kentucky	21,805,228.23	2.30%	1,138	2.40%
Louisiana	11,399,127.97	1.20%	637	1.35%
Maryland	9,051,447.63	0.95%	464	0.98%
Massachusetts	8,727,110.29	0.92%	458	0.97%
Michigan	23,491,833.56	2.47%	1,365	2.88%
Minnesota	2,663,546.44	0.28%	166	0.35%
Mississippi	6,379,342.11	0.67%	349	0.74%
Missouri	13,113,201.79	1.38%	735	1.55%
Nevada	19,100,093.28	2.01%	810	1.71%
New Hampshire	4,254,578.40	0.45%	237	0.50%
New Jersey	14,533,371.10	1.53%	767	1.62%
New Mexico	23,036,264.16	2.42%	1,034	2.18%
New York	8,712,042.66	0.92%	501	1.06%
North Carolina	26,593,788.43	2.80%	1,340	2.83%
Ohio	49,561,531.11	5.22%	2,843	6.01%
Oklahoma	15,017,534.31	1.58%	731	1.54%
Oregon	5,129,234.40	0.54%	280	0.59%
Pennsylvania	22,295,192.05	2.35%	1,170	2.47%
South Carolina	12,557,213.53	1.32%	648	1.37%
Tennessee	77,097,122.31	8.12%	3,690	7.80%
Texas	99,866,161.33	10.51%	4,866	10.28%
Utah	2,696,614.92	0.28%	130	0.27%
Virginia	11,281,979.96	1.19%	577	1.22%
Washington	7,368,863.52	0.78%	377	0.80%
West Virginia	10,483,151.93	1.10%	572	1.21%
Wisconsin	2,645,692.29	0.28%	168	0.35%
Other (3)	6,376,031.36	0.67%	348	0.74%

TOTAL	$950,005,651.87	100.00%	47,330	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.

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